Filed pursuant to Rule 497(a)(1)
File No. 333-
Rule 482 ad

ARES CAPITAL CORPORATION FILES REGISTRATION STATEMENT FOR INITIAL PUBLIC OFFERING

        LOS ANGELES, April 20, 2004—Ares Capital Corporation, a newly organized closed-end management investment company sponsored by Ares Management LLC, today filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of $450 million of its common stock.

        The Company will be managed by Ares Capital Management LLC, a newly formed investment advisor affiliated with Ares Management. Ares Capital has also filed an election to be treated as a business development company under the Investment Company Act of 1940.

        Ares Capital's investment objective is to generate both current income and capital appreciation through debt and equity investments, primarily by investing in U.S. middle market companies. It anticipates that most of its investments will be in first and second lien senior loans and mezzanine debt securities. It also anticipates, to a lesser extent, making equity investments in private middle market companies.

        Ares Management is an independent Los Angeles based firm that manages investment funds that have approximately $4.6 billion of committed capital. Founded in 1997 by a group of highly experienced investment professionals, Ares Management specializes in originating and managing assets in both the leveraged finance and private equity markets. Its leveraged finance activities include the acquisition and management of senior loans, high yield bonds, mezzanine and special situation investments. Its private equity activities focus on providing flexible, junior capital to middle market companies. Ares Management has the ability to invest across a capital structure, from senior secured floating rate debt to common equity.

        Ares Capital believes that it will be able to leverage Ares' current investment platform, resources and existing relationships with financial sponsors, financial institutions, hedge funds and other investment firms that are focused on middle market companies, providing it with deal flow. It expects that Ares Capital will use Ares Management's expertise to analyze, perform due diligence and structure the available investment opportunities.

        Merrill Lynch & Co. will serve as the lead underwriter for the offering.

        A registration statement relating to these securities, including a preliminary prospectus, has been filed with the Securities and Exchange Commission and is available on the SEC's Internet site at http://www.sec.gov. The preliminary prospectus should be read carefully by an investor before investing.

        Investors are advised to carefully consider the investment objective, risks and charges and expenses of Ares Capital Corporation before investing. The preliminary prospectus contains this and other information about Ares Capital Corporation.

        The information in the preliminary prospectus and this press release is not complete and may be changed. Ares Capital Corporation may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Contact:
Winner & Associates
Bob Rawitch
818-385-1900